SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            _________________________


       Date of Report (Date of earliest event reported): January 15, 2003



                       Upgrade International Corporation.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Washington                    000-27649                       58-2441311
-------------------         ------------------------           -----------------
 (State or other            (Commission File Number)             (IRS Employer
 jurisdiction of                                                 Identification
  incorporation)                                                      No.)



             Two Union Square Center, 601 Union Street, Suite 4200,
             ------------------------------------------------------
                            Seattle, Washington 98101
                            -------------------------

          (Address of principal executive offices, including zip code)


                                 (206) 652-3530
                         -------------------------------
                         (Registrant's telephone number)



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Item 9.  Regulation FD Disclosure.

     Upgrade International Corporation, a Washington corporation (UPGD:OTCBB), has not filed its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 (the "2002 10-KSB") with the Securities and Exchange Commission on a timely basis. The Registrant is actively seeking additional capital and pursuing proposed technology licensing agreements. Such efforts have required a substantial amount of time and effort by the Registrant's management. The Registrant intends to file the 2002 Form 10-KSB as soon as practicable.



About Upgrade:

Upgrade International Corporation through its ownership interest in UltraCard Inc. and cQue Corporation is engaged in the development and commercialization of a patented ultra high-capacity portable data storage technology. UltraCard's patented method for using existing hard disk storage technology is designed to provide both highly durable media in a credit card format and an inexpensive read/write device that management believes will become the next generation in personal portable data storage for a broad range of existing and new markets. Management believes that the UltraCard technology will potentially provide numerous industrial users with a combination of high levels of security and a greater amount of personal transportable data storage at the lowest cost in the industry. In addition, the acquisition and development of existing smartcard solution providers represents a strategic market strategy designed to accelerate the integration of the technology inherent in the UltraCard into existing and newly developing markets.

         Except for the historical information presented in this document, Upgrade's news release contains statements that are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "intends", "should", "estimates," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the anticipated benefits of proposed or future agreements and acquisitions, future operating results, future prospects, the capabilities and capacities of our business operations, any financial or other guidance, and all statements that are not based on historical fact. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events, and is subject to various uncertainties, and other factors that may cause our actual results, performance, or achievements to be different from any future results, performance, or achievements expressed or implied by these statements. The following important factors, among others, could affect future results and events, cause those results and events to differ materially from those expressed or implied in our forward-looking statements:


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        o       our ability to successfully negotiate definitive agreements and to consummate any proposed financing or licensing agreements;
        o       our ability to continue as a "going concern;"
        o       our ability to commercialize the UltraCard technology;
        o       our ability to protect our intellectual property;
        o any adverse effect or limitations caused by governmental regulations;
        o       market acceptance of our products;
        o       any increased competition in business; and
        o other factors that we may not have currently identified or quantified.

         For a further description of various risks, relevant factors, and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our filings with the Securities and Exchange Commission. Upgrade undertakes no obligation to publicly update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release or to reflect the occurrence of unanticipated events.


CONTACT:
For Upgrade International Corp.
Investor Relations
Daniel S. Bland or Howard A. Jaffe
e-mail: ir@upgd.com



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Upgrade International Corporation



Date:  January 15, 2003                 By:  /s/ Daniel S. Bland
                                           -------------------------------------
                                             Daniel S. Bland
                                             President and Chief Executive
                                             Officer







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